UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 27, 2007
GLOBAL CONSUMER ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-144799	26-0469120

(State or other jurisdiction of	(Registration Number)	(IRS Employer Identification No.)
incorporation)

1370 Avenue of the Americas, 28th Floor, New York, New York		10019

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 445-7800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     Global Consumer Acquisition Corp., a Delaware corporation (the “Company”) announced today that, commencing on December 28, 2007, the holders of the Company’s units may separately trade the common stock and warrants included in such units. Those units not separated will continue to trade on the American Stock Exchange under the symbol “GHC.U”, and each of the common stock and warrants will trade on the American Stock Exchange under the symbols “GHC” and “GHC.W”, respectively.
ITEM 9.01.  Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release, dated December 27, 2007.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CONSUMER ACQUISITION CORP.
Date: December 27, 2007	By:	/s/ Andrew Nelson
		Name:	Andrew Nelson
		Title:	Chief Financial Officer